UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022 (June 30, 2022)

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 30, 2022, Amcor Finance (USA), Inc. (the “Former Issuer”) and Amcor Flexibles North America, Inc. (the “Substitute Issuer”), each a wholly-owned subsidiary of Amcor plc (the “Company”), entered into a (i) Second Supplemental Indenture (the “Second Supplemental Indenture”) with the Trustee (as defined below) with respect to the Indenture, dated as of April 28, 2016 (as amended and/or supplemented to date, the “2016 Indenture” and, together with the Second Supplemental Indenture, the “2016 Indenture”), among the Former Issuer, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), governing the Former Issuer’s (a) 3.625% Guaranteed Senior Notes due 2026 (the “2026 Notes”) and (b) 4.500% Guaranteed Senior Notes due 2028 (the “2028 Notes” and, together with the 2026 Notes, the “Existing Notes”) and (ii) First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”) with the Trustee with respect to the Indenture, dated as of June 13, 2019 (as amended and/or supplemented to date, the “2019 Indenture” and, together with the First Supplemental Indenture, the “2019 Indenture” and, together with the 2016 Indenture, the “Indentures”), among the Former Issuer, the guarantors party thereto and the Trustee, governing the Former Issuer’s (a) 3.625% Guaranteed Senior Notes due 2026 (the “New 2026 Notes”) and (b) 4.500% Guaranteed Senior Notes due 2028 (the “New 2028 Notes” and, together with the New 2026 Notes, the “New Notes”), in each case, relating to the substitution of the Substitute Issuer for the Former Issuer and the assumption by the Substitute Issuer of the covenants of the Former Issuer under the Indentures. As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2019, the New Notes were issued in June 2019 following the completion of the Former Issuer’s exchange offer to certain eligible holders of the Existing Notes.

The foregoing description of the Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the (i) 2016 Indenture, which was included as Exhibit 4.7 to the Company’s Registration Statement on Form S-4 (File No. 333-230217), filed with the SEC on March 12, 2019 (the “Registration Statement”), including the supplemental indenture thereto, which was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 17, 2019, (ii) form of 2026 Notes, which was included as Exhibit 4.8 to the Registration Statement, (iii) form of 2028 Notes, which was included as Exhibit 4.9 to the Registration Statement, (iv) 2019 Indenture, which was included as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on June 17, 2019, (v) Second Supplemental Indenture, which is included as Exhibit 4.6 hereto and incorporated herein by reference and (vi) First Supplemental Indenture, which is included as Exhibit 4.7 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of April 28, 2016, among Amcor Finance (USA), Inc., Amcor Limited, Amcor UK Finance PLC and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.7 to Amcor plc’s Registration Statement on Form S-4 (File No. 333-230217), filed on March 12, 2019).
4.2	Supplemental Indenture, dated as of June 13, 2019, among Amcor Finance (USA), Inc., Amcor Limited, Amcor UK Finance PLC and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.2 to Amcor plc’s Current Report on Form 8-K, filed on June 17, 2019).
4.3	Form of 3.625% Guaranteed Senior Notes due 2026 (incorporated by reference to Exhibit 4.8 to Amcor plc’s Registration Statement on Form S-4 (File No. 333-230217), filed on March 12, 2019).
4.4	Form of 4.500% Guaranteed Senior Notes due 2028 (incorporated by reference to Exhibit 4.9 to Amcor plc’s Registration Statement on Form S-4 (File No. 333-230217), filed on March 12, 2019).
4.5	Indenture, dated as of June 13, 2019, among Amcor Finance (USA), Inc., Amcor plc, Amcor Limited, Amcor Flexibles North America, Inc. (formerly known as Bemis Company, Inc.) and Amcor UK Finance PLC and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 10.4 to Amcor plc’s Current Report on Form 8-K, filed on June 17, 2019).
4.6	Second Supplemental Indenture, dated as of June 30, 2022, among Amcor Finance (USA), Inc., Amcor Flexibles North America, Inc. and Deutsche Bank Trust Company Americas.
4.7	First Supplemental Indenture, dated as of June 30, 2022, among Amcor Finance (USA), Inc., Amcor Flexibles North America, Inc. and Deutsche Bank Trust Company Americas.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

By:	/s/ Damien Clayton
Name: Damien Clayton
Title: Company Secretary

Dated: July 1, 2022